Equity Incentive Plans	12 Months Ended
Dec. 31, 2011
Equity Incentive Plans
Equity Incentive Plans

18.  Equity Incentive Plans

       The Company currently has two equity incentive plans that permit it to grant nonqualified stock options, incentive stock options and restricted stock units to certain employees and directors of the Company. The total compensation expense related to equity awards was $64 million, $68 million and $74 million and the total income tax benefits were $21 million, $23 million and $25 million for 2011, 2010 and 2009, respectively. Total cash received from the exercise of options was $19 million, $28 million and $3 million for 2011, 2010 and 2009, respectively. Total tax benefit realized on options exercised and stock unrestricted was $10 million, $11 million and $3 million for 2011, 2010 and 2009, respectively.

       The Company records compensation expense related to awards under these plans over the vesting period of each grant. The Company records compensation expense for employees eligible for continued vesting upon retirement over the vesting period to the date that the employee is eligible for retirement. As of December 31, 2011, total unrecognized compensation cost related to all nonvested awards was $105 million, of which $56 million related to nonqualified stock options which are expected to be recognized over the weighted average vesting period of 2.36 years and $49 million related to restricted stock units which are expected to be recognized over the weighted average vesting period of 2.46 years.

       Options are granted under the plans with exercise prices equal to the closing share price of the Company's common stock on the applicable grant date. Options granted to employees generally vest 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversaries of the grant date. Options granted prior to 2010 vest ratably over a four year period. Options may be exercised once vested and will expire ten years after the date of grant. For a normal retirement (age 60 with one year of service), all options granted more than 12 months before retirement, and a pro-rata portion of options granted within 12 months of retirement, continue to vest as scheduled. For an early retirement (age 55 with ten years of service), a pro-rata portion of all options continue to vest as scheduled. When the options become vested, they may be exercised on or before the earlier of the option expiration date or the fifth anniversary of the employee's retirement. If termination of employment is a result of death or disability, then all options vest and may be exercised on or before the earlier of the option expiration date or the second anniversary of the date of termination of employment. Vested options may be exercised within three months following any other type of termination of employment except termination after a change in control. Restricted stock units generally vest and unrestrict 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversaries of the grant date, except for directors which vest immediately and unrestrict after leaving the board. Restricted stock units granted to employees prior to 2010 vest and unrestrict in full on the fourth anniversary of the grant date. Employee awards are subject to forfeiture upon termination. For a normal retirement, all restricted stock units granted more than 12 months before retirement, and a pro-rata portion of restricted stock units granted within 12 months of retirement, continue to unrestrict as provided for in the original grant. For an early retirement, a pro-rata portion of all restricted stock units continue to vest as scheduled. Upon a termination of employment as a result of death or disability, all restricted stock units vest. Unvested restricted stock units are forfeited following any other type of termination of employment except termination after a change in control.

       A total of 77.8 million shares of common stock were authorized to be used for awards under the plans, subject to adjustment in accordance with the plans' terms. As of December 31, 2011, 19.2 million shares were reserved and remained available for future issuance under these plans. The Company uses its treasury shares for these issuances.

       The fair value of each option grant is estimated on the date of grant using a binomial lattice model. The Company uses historical data to estimate option exercise and employee termination within the valuation model. In addition, separate groups of employees that have similar historical exercise behavior are considered separately for valuation purposes. The expected term of options granted is derived from the output of the binominal lattice model and represents the period of time that options granted are expected to be outstanding. The expected volatility of the price of the underlying shares is implied based on traded options and historical volatility of the Company's common stock. The expected dividends for 2011 were based on the current dividend yield of the Company's stock as of the date of the grant. The expected dividends for 2010 were based on the current dividend yield of the Company's stock as of the date of the grant. The expected dividends for 2009 were based on a graded average of the current and historical long-term dividend yield of the Company's stock as of the date of the grant. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant. The assumptions used are shown in the following table.

	2011	2010	2009
Weighted average expected term	7.9 years	7.8 years	8.1 years
Expected volatility	22.1 - 53.9%	23.7 - 52.3%	26.3 - 79.2%
Weighted average volatility	35.1%	35.1%	38.3%
Expected dividends	2.5 - 3.7%	2.4 - 2.8%	2.6%
Weighted average expected dividends	2.7%	2.6%	2.6%
Risk-free rate	0.0 - 3.5%	0.1 - 3.9%	0.0 - 3.7%

       A summary of option activity for the year ended December 31, 2011 is shown in the following table.

	Number (in 000s)	Weighted average exercise price	Aggregate intrinsic value (in 000s)	Weighted average remaining contractual term (years)
Outstanding as of January 1, 2011	35,296	$39.39
Granted	4,177	31.57
Exercised	(1,080)	17.87
Forfeited	(1,230)	28.69
Expired	(3,216)	44.69

Outstanding as of December 31, 2011:	33,947	39.00	$71,171	5.1

Outstanding, net of expected forfeitures	33,645	39.08	70,686	5.0
Outstanding, exercisable ("vested")	21,417	45.26	28,243	3.5

       The weighted average grant date fair value of options granted was $9.49, $9.89 and $5.74 during 2011, 2010 and 2009, respectively. The intrinsic value, which is the difference between the fair value and the exercise price, of options exercised was $15 million, $16 million and $428 thousand during 2011, 2010 and 2009, respectively.

       The changes in restricted stock units are shown in the following table for the year ended December 31, 2011.

	Number (in 000s)	Weighted average grant date fair value
Nonvested as of January 1, 2011	3,757	$31.50
Granted	1,366	31.38
Vested	(417)	61.66
Forfeited	(380)	29.08

Nonvested as of December 31, 2011	4,326	28.76

       The fair value of restricted stock units is based on the market value of the Company's stock as of the date of the grant. The market value in part reflects the payment of future dividends expected. The weighted average grant date fair value of restricted stock units granted was $31.38, $31.32 and $17.47 during 2011, 2010 and 2009, respectively. The total fair value of restricted stock units vested was $13 million, $16 million and $11 million during 2011, 2010 and 2009, respectively.

       The tax benefit realized in 2011, 2010 and 2009 related to tax deductions from stock option exercises and included in shareholders' equity was $3 million, $4 million and zero, respectively. The tax (expense) benefit realized in 2011, 2010 and 2009 related to all stock-based compensation and recorded directly to shareholders' equity was $(0.4) million, $0.5 million and $(6) million, respectively.